Exhibit 99.2  Unaudited Supplemental Financial Information

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                          THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                       (dollar amounts in thousands, except per share amounts)
                                              UNAUDITED

                                                                         Thirteen weeks ended
                                                         ----------------------------------------------------
                                                               April 30, 2005                  May 1, 2004
                                                         ----------------------       -----------------------
                                                                Amount  % Sales              Amount  % Sales
-------------------------------------------------------------------------------------------------------------
Merchandise Sales                                            $ 463,848     82.2           $ 460,881     80.5
Service Revenue                                                100,378     17.8             105,252     19.5
-------------------------------------------------------------------------------------------------------------
Total Revenues                                                 564,226    100.0             566,133    100.0
-------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                                     341,691     73.7             325,374     70.6
Costs of Service Revenue                                        83,914     83.6              78,551     74.9
-------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                                        425,605     75.4             403,925     71.5
-------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales                            122,157     26.3             135,507     29.4
Gross Profit from Service Revenue                               16,464     16.4              26,701     25.1
-------------------------------------------------------------------------------------------------------------
Total Gross Profit                                             138,621     24.6             162,208     28.5
-------------------------------------------------------------------------------------------------------------
Selling, General and Administrative Expenses                   135,262     24.0             129,562     28.9
-------------------------------------------------------------------------------------------------------------
Operating Profit (Loss)                                          3,359      0.6              32,646     (0.4)
Non-operating Income                                             1,738      0.3                 592      0.2
Interest Expense                                                 8,915      1.6               9,298      2.1
-------------------------------------------------------------------------------------------------------------
(Loss) Earnings From Continuing Operations
  Before Income Taxes                                           (3,818)    (0.7)             23,940     (2.3)

Income Tax (Benefit) Expense                                    (1,432)    37.5               8,858     37.0
-------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings From Continuing Operations                  (2,386)    (0.4)             15,082     (1.4)

Discontinued Operations, Net of Tax                               (388)    (0.1)               (531)     0.1
-------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings                                             (2,774)    (0.5)             14,551     (1.8)

Retained Earnings, beginning of period                         536,780                      531,933
Cash Dividends                                                  (3,562)                      (3,898)
Effect of Stock Options                                         (1,257)                      (1,383)
Dividend Reinvestment Plan                                         (10)                           -
-------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period                             $ 529,177                    $ 541,203
-------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share:
 Net (Loss) Earnings From Continuing Operations              $   (0.04)                   $    0.27

Discontinued Operations, Net of tax                              (0.01)                       (0.01)
-------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings Per Share                              $   (0.05)                   $    0.26
-------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share:
 Net (Loss) Earnings From Continuing Operations              $   (0.04)                   $    0.25

Discontinued Operations, Net of tax                              (0.01)                       (0.01)
-------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings Per Share                            $   (0.05)                   $    0.24
-------------------------------------------------------------------------------------------------------------
Cash Dividends Per Share                                     $   .0675                    $   .0675
-------------------------------------------------------------------------------------------------------------

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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                               UNAUDITED

                                                                    April 30, 2005       Jan. 29, 2005       May 1, 2004
------------------------------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   84,258          $   82,758         $   98,766
   Accounts receivable, net                                               30,514              30,994             33,989
   Merchandise inventories                                               619,712             602,760            601,415
   Prepaid expenses                                                       40,499              45,349             38,277
   Deferred income taxes                                                       -                   -             11,175
   Other                                                                  88,083              96,065             79,950
   Assets held for disposal                                                2,569                 665             10,350
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               865,635             858,591            873,922
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  260,758             261,985            263,199
   Buildings and improvements                                            913,697             916,099            900,159
   Furniture, fixtures and equipment                                     618,466             633,098            592,218
   Construction in progress                                               26,152              40,426             11,641
------------------------------------------------------------------------------------------------------------------------
                                                                       1,819,073           1,851,608          1,767,217
   Less accumulated depreciation and amortization                        873,193             906,577            856,994
------------------------------------------------------------------------------------------------------------------------
      Property and Equipment - Net                                       945,880             945,031            910,223
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    65,041              63,401             52,286
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                         $1,876,556          $1,867,023         $1,836,431
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  333,424          $  310,981         $  366,360
   Trade payable program liability                                         3,643                   -              4,505
   Accrued expenses                                                      284,784             306,671            244,549
   Deferred income taxes                                                  20,084              19,406                  -
   Current maturities of long-term debt and obligations
     under capital leases                                                 83,865              40,882             51,023
------------------------------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          725,800             677,940            666,437
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               301,331             352,682            244,552
 Convertible long-term debt                                              119,000             119,000            150,000
 Other long-term liabilities                                              51,428              37,977             42,656
 Deferred income taxes                                                    27,911              25,968             35,309
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 68,557,041 shares              68,557              68,557             68,557
   Additional paid-in capital                                            285,631             284,966            283,912
   Retained earnings                                                     529,177             536,780            541,203
   Common stock subscriptions receivable                                    (987)               (167)                 -
   Accumulated other comprehensive (loss) income                          (3,936)             (4,852)             1,045
------------------------------------------------------------------------------------------------------------------------
                                                                         878,442             885,284            894,717

 Less cost of shares in treasury - 11,027,159 shares,
   11,305,130 shares and 8,545,885 shares                                168,092             172,564            137,976
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
------------------------------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         651,086             653,456            697,477
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                           $1,876,556          $1,867,023         $1,836,431
------------------------------------------------------------------------------------------------------------------------


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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Thirteen Weeks Ended                                                        April 30, 2005          May 1, 2004
---------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
  Net (loss) earnings                                                         $    (2,774)            $ 14,551
  Net loss from discontinued operations                                              (388)                (531)
---------------------------------------------------------------------------------------------------------------
   Net (loss) earnings from continuing operations                                  (2,386)              15,082
   Adjustments to Reconcile Net (Loss) Earnings From Continuing
    Operations to Net Cash Provided by Continuing Operations:
     Depreciation and amortization                                                 18,785               18,796
     Accretion of asset disposal obligation                                             -                   35
     Stock compensation expense                                                       788                  698
     Deferred income taxes                                                          3,046               13,848
     Loss from sales of assets                                                        893                  391
   Changes in Operating Assets and Liabilities:
     Decrease in accounts receivable, prepaid expenses and other                   13,240                2,126
     Increase in merchandise inventories                                          (16,952)             (47,853)
     Increase in accounts payable                                                  22,443               30,689
     Decrease in accrued expenses                                                 (25,484)             (23,491)
     Increase (Decrease) in other long-term liabilities                            13,451                 (452)
---------------------------------------------------------------------------------------------------------------
  Net Cash provided by continuing operations                                       27,824                9,869
  Net cash used in discontinued operations                                           (707)                (776)
---------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                          27,117                9,093
---------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
     Capital expenditures                                                         (19,413)              (7,539)
     Proceeds from sales of assets                                                     68                1,411
     Proceeds from sales of assets held for disposal                                    -                6,879
---------------------------------------------------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                               (19,345)                 751
---------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net payments under line of credit agreements                                  (8,346)                 (40)
     Net borrowings (payments) on trade payable program                             3,643               (2,408)
     Reduction of long-term debt                                                       (4)             (79,423)
     Payments on capital lease obligations                                            (18)                 (41)
     Dividends paid                                                                (3,562)              (3,898)
     Proceeds from issuance of common stock                                             -              108,909
     Proceeds from exercise of stock options                                        2,025                4,561
     Proceeds from dividend reinvestment plan                                         (10)                 278
---------------------------------------------------------------------------------------------------------------
Net Cash (Used in) Provided by Financing Activities                                (6,272)              27,938
---------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                                1,500               37,782
Cash and Cash Equivalents at Beginning of Period                                   82,758               60,984
---------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                      $  84,258            $  98,766
---------------------------------------------------------------------------------------------------------------

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities:
     Accrued employee payroll tax withheld related to conversions
      of restricted stock units                                                 $     178            $       -
Non-cash investing activities:
     Accrued purchases of property and equipment                                $   3,079            $     144
===============================================================================================================

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended
                                                        ------------------------------------
                                                         April 30, 2005         May 1, 2004
                                                        ---------------      ---------------

(a)  Net (loss) earnings from continuing operations           $ (2,386)            $ 15,082

     Adjustment for interest on convertible senior
       notes, net of income tax effect                               -                1,001
--------------------------------------------------------------------------------------------
(b)  Adjusted net (loss) earnings from continuing
       operations                                            $  (2,386)            $ 16,083
--------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                            55,185               54,945

     Common shares assumed issued upon conversion of
       convertible senior notes                                      -                6,697

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                       -                1,945
--------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                                55,185               63,587
--------------------------------------------------------------------------------------------
     Basic (Loss) Earnings per share:

       Net (Loss) Earnings From Continuing
        Operations (a/c)                                     $   (0.04)            $   0.27

       Discontinued Operations, Net of Tax                       (0.01)               (0.01)
--------------------------------------------------------------------------------------------
     Basic (Loss) Earnings per share                         $   (0.05)            $   0.26
--------------------------------------------------------------------------------------------
     Diluted (Loss) Earnings per share:

       Net (LOss) Earnings From Continuing
        Operations (a/c)                                     $   (0.04)           $    0.25

       Discontinued Operations, Net of Tax                       (0.01)               (0.01)
--------------------------------------------------------------------------------------------
     Diluted (Loss) Earnings per share                       $   (0.05)            $   0.24
--------------------------------------------------------------------------------------------

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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended
                                                  ------------------------------------
                                                   April 30, 2005         May 1, 2004
                                                  ---------------      ---------------
 Capital expenditures                              $      22,492        $       7,683

 Depreciation and amortization                     $      18,785        $      18,796

 Non-operating income:
     Net rental revenue                            $         365        $         374
     Investment income                                       295                  237
     Other income (expense)                                1,078                  (19)
                                                   --------------       --------------
                  Total                            $       1,738       $          592
                                                   ==============       ==============


 Comparable store sales percentages:
     Merchandise                                             0.7%                12.3%
     Service                                                -4.6                  5.6
     Total                                                  -0.3                 11.4



Total square feet of retail space
  (including service centers)                         12,184,574           12,206,785

Total Store Count                                            594                  595

Sales and Gross Profit by Line of Business (A):

        Retail Sales                               $     339,696        $     335,299
        Service Center Revenues                          224,530              230,834
                                                   --------------       --------------
                Total Revenues                     $     564,226        $     566,133
                                                   ==============       ==============

        Gross Profit from Retail Sales             $      86,279        $      97,240
        Gross Profit from Service
          Center Revenue                                  52,342               64,968
                                                   --------------       --------------
                Total Gross Profit                 $     138,621        $     162,208
                                                   ==============       ==============

Comparable Sales Percentages (A):


Retail Sales                                                 1.0%
Service Center Revenue                                      -2.1
Total Revenues                                              -0.3

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales                   25.4%                29.0%
Gross Profit Percentage from Service Center Revenue         23.3%                28.1%
                                                       ----------           ----------
Total Gross Profit Percentage                               24.6%                28.7%
                                                       ==========           ==========


(A) Retail Revenues include revenues from DIY and Commercial sales.  Service Center
    Revenues include revenues from labor and installed parts and tires.

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                              THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                          ADDITIONAL INFORMATION
                                       (dollar amounts in thousands)
                                                 UNAUDITED

Service Labor Reallocation

Effective January 30, 2005, the Company restructured its field operations into separate retail and service teams. In connection with this restructuring, certain retail personnel, who were previously utilized in merchandising roles supporting the service business, werereassigned to purely service-related responsibilities. The labor costs related to these associates, which were previously recognized in Selling, General and Administrative Expenses, are now recognized in Costs of Service Revenue. Please see the table below illustrating the pro forma effect of this change on the thirteen weeks ended May 1, 2004 (presented in GAAP and line of business formats), assuming that such associates had been reassigned from retail to service during such period.

GAAP Format

PRO FORMA STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------
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                                          Thirteen weeks ended                      Thirteen weeks ended      Thirteen weeks ended
                                               May 1, 2004           PRO FORMA           May 1, 2004               April 30, 2005
                                                  ACTUAL          ADJUSTMENTS (A)        PRO FORMA                   ACTUAL
                                          --------------------   ----------------   --------------------      --------------------
                                                          %                   %                    %                        %
                                            Amount      Sales     Amount    Sales     Amount     Sales          Amount     Sales
                                          --------------------   ----------------   --------------------      --------------------

Gross Profit from Merchandise Sales        $ 135,507     29.4     $     -     0.0     $ 135,507    29.4         $ 122,157    26.3
Gross Profit from Service Revenue             26,701     25.4      (4,725)   (4.5)       21,976    20.9            16,464    16.4
                                          --------------------   ----------------   --------------------      --------------------
Total Gross Profit                           162,208     28.7      (4,725)   (0.8)      157,483    27.8           138,621    24.6
Selling, General and
  Administrative Expenses                    129,562     22.9      (4,725)   (0.8)      124,837    22.1           135,262    24.0
                                          --------------------   ----------------   --------------------      --------------------
Operating (Loss) Profit                    $  32,646      5.8     $     -     0.0     $  32,646     5.8         $   3,359     0.6
                                          ====================   ================   ====================      ====================

(A) $4,725 due to reallocation of service labor and related benefits



Line of Business Format

   Thirteen weeks ended                   Thirteen weeks ended                      Thirteen weeks ended
                                               May 1, 2004           PRO FORMA           May 1, 2004               April 30, 2005
                                                  ACTUAL          ADJUSTMENTS (A)        PRO FORMA                   ACTUAL
                                          --------------------   ----------------   --------------------      --------------------
                                                          %                   %                    %                        %
                                            Amount      Sales     Amount    Sales     Amount     Sales          Amount     Sales
                                          --------------------   ----------------   --------------------      --------------------

Gross Profit from Merchandise Sales        $  97,240     29.0     $     -     0.0     $  97,240    29.0         $  86,279    25.4
Gross Profit from Service Revenue             64,968     28.1      (4,725)   (2.0)       60,243    26.1            52,342    23.3
                                          --------------------   ----------------   --------------------      --------------------
Total Gross Profit                           162,208     28.7      (4,725)   (0.8)      157,483    27.8           138,621    24.6
Selling, General and
  Administrative Expenses                    129,562     22.9      (4,725)   (0.8)      124,837    22.1           135,262    24.0
                                          --------------------   ----------------   --------------------      --------------------
Operating (Loss) Profit                    $  32,646      5.8     $     -     0.0     $  32,646     5.8         $   3,359     0.6
                                          ====================   ================   ====================      ====================

(A) $4,725 due to reallocation of service labor and related benefits

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